Commitment and Contingencies	12 Months Ended
Sep. 30, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 7. Commitments and Contingencies

We were party to a development agreement with a customer to develop proof-of-concept fuel cell power source prototypes (Phase I) and, if successful and elected by the customer, the development of fuel cell power sources (Phase II). We received $344,000 for Phase I services and recognized revenue of $154,500 in 2004 upon completion of the initial Phase I requirement and deferred the balance of $189,500 until services were provided and Phase I is complete. We believe Phase I was completed in 2009. However, customer acceptance has not yet occurred and the balance of $189,500 has not yet been recognized as revenue.

Our corporate headquarters and laboratory facilities are leased under a lease agreement which expired in 2009. We currently lease on a month-to-month basis and intend to negotiate with the landlord for a lease extension. As of September 30, 2010, monthly minimum rental and related payments were approximately $19,000 per month. Rental expense was approximately $227,000 and $192,000 for the years ended September 30, 2010 and 2009, respectively.

We included an expense of $314,000 in our consolidated financial statements for the year ended September 30, 2008 pertaining to severance obligations and related costs related to our former Chairman, President and Chief Executive Officer, Paul Abramowitz, who resigned as President and CEO in January 2008 and as a director in April 2008. This amount is included in accounts payable at September 30, 2010 and 2009, however, we contest that any payment is due under our agreements with Mr. Abramowitz and, if successful, will have minimal or no liability for such amounts. Mr. Abramowitz has initiated a lawsuit against us in the Superior Court for the State of Washington styled Abramowitz v. Neah Power Systems, et al. (Case No. 10-2-3688-1 SEA) in which Mr. Abramowitz sued for breach of contract in the amount of $275,000, plus interest, and willful failure to pay wages for which he seeks double damages or twice the amount of the wages allegedly withheld.

As disclosed in Note 5, we have received notices of default on various note payable obligations and are engaged in discussions with our creditors regarding these obligations.

In 2009, we entered into an agreement with an investment firm whereby the firm committed to purchase up to $10 million of our preferred stock, from time to time through July 2010 and at our sole discretion. We did not receive funds from notices issued and the agreement has expired. In May 2010, we received a notice from the firm stating the firm was entitled to fees of $500,000 pertaining to the agreement. We dispute this claim and will defend our rights vigorously. No amounts have been recorded for this contingency in these consolidated financial statements.

We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.